Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

[LOGO OF MERRILL LYNCH] MERRILL LYNCH                    COMPUTATIONAL MATERIALS
================================================================================
Issuer:           Green Tree Financial Corporation
Deal:             Manufactured Housing Contract Senior/Subordinate
                  Pass-Through Certificates, Series 1996-3.
Size:             $371,878,810 (Approx.)
Cut-Off Date:     April 1, 1996
Exp. Pricing:     April 15, 1996
Exp. Settlement:  April 22, 1996
Legal Final:      May 2027

                                Ratings             WAL         Exp Final
                Amount    (Moody's/S&P/Fitch)    @ 110% MHP      Maturity
To Call:
A-1          $51,000,000      Aaa/AAA/AAA          1.10              25
A-2          $57,000,000      Aaa/AAA/AAA          3.06              50
A-3          $45,000,000      Aaa/AAA/AAA          5.16              77
A-4          $35,000,000      Aaa/AAA/AAA          7.54             105
A-5          $47,000,000      Aaa/AAA/AAA         10.62             153
A-6          $73,650,000      Aaa/AAA/AAA         16.75             228
M-1          $33,470,000      Aa3/AA-/AA-         11.71             228
B-1          $14,875,000      Baa1/BBB+/BBB+       7.65             132
B-2          $14,883,810      Baa1/A-/A           16.12             228

To Maturity
A-6          $73,650,000      Aaa/AAA/AAA         17.79             317
M-1          $33,470,000      Aa3/AA-/AA-         12.12             317
B-2          $14,883,810      Baa1/A-/A           20.70             363

SELLER/
SERVICER:         Green Tree Financial Corporation ("GTFC").
TRUSTEE:          Firstar Trust Company, Milwaukee, Wisconsin.

UNDERWRITERS:     Merrill Lynch (Lead), Lehman Brothers (Co.), Salomon Brothers
                  (Co.).

ERISA: Class A Certificates are ERISA eligible. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

SMMEA: Class A and M-1 Certificates are SMMEA eligible. Class B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:       The Trust will elect to be treated as a REMIC for federal
                  income tax purposes.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST/
PRINCIPAL:        The 15th day of each month (or if such 15th day is not a
                  business day, the next succeeding business day), commencing on
                  May 15, 1996.
CREDIT
ENHANCEMENT:      Class A: 17.0% subordination (Class M-1, B-1, and B-2) &
                  Residual (Class C)
                  Class M-1: 8.0% subordination (Class B-1, and B-2) & Residual
                  (Class C)
                  Class B-1: 4.0% subordination (Class B-2) & Residual (Class C)
                  Class B-2: Limited Guarantee plus Residual (Class C)

OPTIONAL
REDEMPTION:       Less than 10% of the original pool balance outstanding.


                       Number of MHCs in pool:           12,050
                       Wgt. Avg. Contract Rate:           9.93%
                       Range of Rates:             4.99%-16.75%
                       Wgt. Avg. Orig. Maturity:       273 mos.
                       Range of Orig. Maturity:     24-360 mos.
                       Wgt. Avg. Rem. Maturity:        273 mos.
                       Range of Rem. Maturity:      24-360 mos.
                       Avg. Balance:                 $30,861.31
                       Wgt. Avg. LTV                     88.63%
                       New/Used:                        78%/22%
                       Single/Double                    43%/57%
                       Park/Private                     35%/65%


                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                           Aggr. Princ.     % of Contr Pool
                           # of Contr.     Bal. Outst.     by Outst. Princ.
                             as of            as of           Bal. as of
 Loan-to-Value Ratio(1)   Cut-off Date     Cut-off Date      Cut-off Date
  less than 61                 417        10,036,423.61          2.70%
  61 - 65                      124         4,025,715.20          1.08%
  66 - 70                      196         6,588,301.70          1.77%
  71 - 75                      304        10,067,476.28          2.71%
  76 - 80                      670        17,692,998.76          4.76%
  81 - 85                    1,339        37,636,258.52         10.12%
  86 - 90                    3,386       103,642,565.09         27.87%
  91 - 95                    5,603       181,588,657.62         48.83%
  greater than 95               11           600,413.20          0.16%
                            ------      ---------------        ------
           Total            12,050      $371,878,809.98        100.00%
                            ======      ===============        ======

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                            GEOGRAPHIC DISTRIBUTION

                               % of Contr.Pool    Aggr. Princ.  % of Contr Pool
                 # of Contr.    by # of Contr.    Bal. Outst.   by Outst. Princ.
                    as of           as of           as of          Bal. as of
    State       Cut-off Date    Cut-off Date     Cut-off Date     Cut-off Date
NC                   1,165          9.67%         37,665,845.41       10.13%
TX                   1,039          8.62%         33,521,489.72        9.01%
FL                     712          5.91%         25,261,645.81        6.79%
SC                     659          5.47%         22,905,289.13        6.16%
GA                     679          5.63%         21,416,873.05        5.76%
AL                     675          5.60%         18,963,693.61        5.10%
Other States         7,121         59.10%        212,143,973.25       57.05%
                    ------        ------        ---------------      ------
   Total            12,050        100.00%       $371,878,809.98      100.00%
                    ======        ======        ===============      ======

                                 CONTRACT RATES

                                                  Aggr. Princ.  % of Contr Pool
                             # of Contr.          Bal. Outst.   by Outst. Princ.
                               as of                as of          Bal. as of
    Range of Rates          Cut-off Date         Cut-off Date     Cut-off Date
0.00000% - 9.00000%             1,835             93,070,992.67       25.03%
9.00001% - 10.00000%            2,563             99,330,279.17       26.71%
10.00001% - 11.00000%           4,975            134,290,437.23       36.11%
11.00001% - 12.00000%           2,350             41,298,063.10       11.11%
12.00001% - 13.00000%             127              2,003,064.64        0.54%
13.00001% - 14.00000%               3                 34,453.68        0.01%
14.00001% - 15.00000%             180              1,705,084.77        0.45%
15.00001% - 16.00000%              16                138,014.52        0.04%
16.00001% - 17.00000                1                  8,420.20        0.00%
greater than 17.00000%              0                      0.00        0.00%
                               ------           ---------------      ------
             Total             12,050           $371,878,809.98      100.00%
                               ======           ===============      ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                  Aggr. Princ.  % of Contr Pool
                             # of Contr.          Bal. Outst.   by Outst. Princ.
                               as of                as of          Bal. as of
 Year of Origination        Cut-off Date         Cut-off Date      Cut-off Date
1985                                9                128,213.51        0.03%
1986                                8                109,499.83        0.03%
1987                               10                153,820.05        0.04%
1988                               17                305,298.43        0.08%
1989                               20                411,057.21        0.11%
1990                               35                794,374.15        0.21%
1991                               26                573,821.62        0.15%
1992                               29                623,963.82        0.17%
1993                               13                221,867.73        0.06%
1994                               98              2,364,305.11        0.64%
1995                               85              2,409,943.71        0.65%
1996                           11,700            363,782,644.81       97.83%
                               ------           ---------------      ------
           Total               12,050           $371,878,809.98      100.00%
                               ======           ===============      ======

- -----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                          Aggr. Princ.    % of Contr Pool
                          # of Contr.      Bal. Outst.   by Outst. Princ.
                             as of           as of          Bal. as of
   Original Contr.      $Cut-off Date     Cut-off Date     Cut-off Date
less than $10,000             676         5,266,110.08        1.42%
$10,000 - $19,999           2,663        40,738,896.93       10.95%
$20,000 - $29,999           3,590        89,628,197.63       24.10%
$30,000 - $39,999           2,219        76,483,983.59       20.57%
$40,000 - $49,999           1,378        61,448,011.97       16.53%
$50,000 - $59,999             766        41,660,556.14       11.20%
$60,000 - $69,999             361        23,218,268.55        6.24%
$70,000 - $79,999             182        13,553,216.26        3.64%
$80,000 - $89,999             108         9,120,594.52        2.45%
$90,000 - $99,999              74         7,064,161.72        1.91%
$100,000 - $109,999            20         2,109,036.13        0.57%
$110,000 - $119,999             8           909,798.30        0.24%
$120,000 - $129,999             3           378,536.45        0.10%
$130,000 - $139,999             0                 0.00        0.00%
$140,000 - $149,999             1           144,197.33        0.04%
$150,000 - $159,999             1           155,244.38        0.04%
     Total                 12,050      $371,878,809.98      100.00%
                           ======      ===============      ======

                          REMAINING MONTHS TO MATURITY

                                         Aggr. Princ.    % of Contr Pool
                          # of Contr.     Bal. Outst.   by Outst. Princ.
                             as of          as of          Bal. as of
 Mos Rem. to Sch. Mat.   Cut-off Date   Cut-off Date      Cut-off Date
less than 31                    4            20,395.50         0.01%
31 - 60                       308         2,502,973.44         0.67%
61 - 90                       528         6,845,860.17         1.84%
91 - 120                    1,037        15,260,776.31         4.10%
121 - 150                     512         8,653,345.86         2.33%
151 - 180                   2,510        57,122,976.95        15.36%
181 - 210                      17           498,835.22         0.13%
211 - 240                   2,843        88,796,043.36        23.88%
241 - 270                       1            51,283.01         0.01%
271 - 300                   1,436        51,242,686.85        13.78%
301 - 330                       0                 0.00         0.00%
331 - 360                   2,854       140,883,633.31        37.89%
                           ------      ---------------       ------
     Total                 12,050      $371,878,809.98       100.00%
                           ======      ===============       ======

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

STRUCTURE:
Class A: The Class A Certificates are Senior Certificates. The Class M-1, B, and C (Residual) Certificates are Subordinated Certificates. The Class C Certificates are not being offered hereby. The Senior Certificates will receive interest concurrently at their respective Remittance Rates on the outstanding Class A-1, A-2, A-3, A-4, A-5, and A-6 Principal Balances. The Class A Certificates will accrue interest from the Settlement Date or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date. The Class A Certificateholders will receive the Class A Percentage of the Formula Principal Distribution Amount, which is equal to the sum of (i) all scheduled payments of principal due on each outstanding Contract during the month preceding the month in which the Remittance Date occurs, (ii) the Scheduled Principal Balance of each Contract which, during the month preceding the month of such Remittance Date, was purchased by the company pursuant to the Agreement on account of certain breaches of its representations and warranties, (iii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during such preceding month and (iv) the Scheduled Principal Balance of each Contract that became a Liquidated Contract during such preceding month.

            The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

            Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificateholders until the Class A Certificates have been reduced to zero.

            THE "CLASS A PRINCIPAL BALANCE" as of any Remittance Date is the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance, and the Class A-6 Principal Balance.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Class M-1:  Interest will be paid to the Class M-1 Certificates at the Class M-1
            Remittance Rate on the then outstanding Class M-1 Principal Balance, after payment of all interest and all principal due to the Class A Certificates. Interest will accrue from the Settlement Date or from the most recent Remittance Date on which interest was paid to but excluding the following Remittance Date. The Class M-1 is subordinate to the Senior Classes. The amount of deficiency on each Remittance Date will be carried forward, and the amount so carried forward will bear interest at the Class M-1 Remittance Rate.

            The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii)the Class M-1 Distribution Test is satisfied.

            The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance a of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

            The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2000; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio ( as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 25.5%.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Class B-1:  Interest will be paid to the Class B-1 Certificates at the Class B-1
            Remittance Rate on the then outstanding Class B-1 Principal Balance, after payment of all interest and all principal due to the Class A and M-1 Certificates. Interest will accrue from the Settlement Date or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date. The deficiency amount will be carried forward and will bear interest at the Class B-1 Remittance Rate.

            The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or
            (ii) the Class B Distribution Test is satisfied

            The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

            The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2000; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5% (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12% and (vii) the Class B Principal Balance must not be less than $7,437,577.

Class B-2:  Interest will be paid to the Class B-2 Certificates at the Class B-2
            Remittance Rate, after payment of all interest and principal due on the Class A, M-1, and B-1

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

            Certificates. Interest will accrue from the Settlement Date or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date. The deficient amount will be carried forward and will bear interest at the Class B-2 Remittance Rate.

            Except for payments of the Class B-2 Principal Liquidation Loss Amount, payments of principal on the Class B-2 Certificates will not commence until the Remittance Date on which the Class B-1 Principal Balance has been reduced to zero (the "Eighth Cross-over Date"), and will be made on that Remittance Date and each Remittance Date thereafter only if each Class B Principal Distribution Test is satisfied on such Remittance Date (unless the Class A Principal Balance, the Class M-1 Principal Balance and the Class B-1 Principal Balance have been reduced to zero).

            The Class B-2 Certificateholders will receive the Class B Percentage of the Formula Principal Distribution Test on each Remittance Date on or after the Eighth Cross-over Date on which each Class B Principal Distribution Test is satisfied.

            The Class B-2 Certificateholders will have the benefit of a limited guarantee (the "Limited Guarantee") of GTFC to protect against losses that would otherwise be absorbed by the Class B-2 Certificateholders. To the extent that funds in the Certificate Account are insufficient to distribute to the Class B-2 Certificateholders, the GTFC will be obligated to pay the Guarantee Payment (interest & liquidation losses).

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          MHP PREPAYMENT SENSITIVITIES

                 80% MHP       90% MHP       100% MHP      110% MHP
               WAL/Maturity  WAL/Maturity  WAL/Maturity  WAL/Maturity
                 To Call
A-1             1.32 /10/98   1.24 / 8/98   1.16 / 6/98   1.10 / 5/98
A-2             3.70 / 4/01   3.46 /12/00   3.24 / 9/00   3.06 / 6/00
A-3             6.22 / 1/04   5.82 / 7/03   5.46 / 2/03   5.16 / 9/02
A-4             8.99 / 8/06   8.45 / 1/06   7.96 / 7/05   7.54 / 1/05
A-5            12.38 /11/10  11.75 / 3/10  11.16 / 8/09  10.62 / 1/09
A-6            18.81 / 6/17  18.03 / 7/16  17.36 /11/15  16.75 / 4/15
M-1            13.43 / 6/17  12.82 / 7/16  12.26 /11/15  11.71 / 4/15
B-1             9.08 / 2/09   8.59 / 7/08   8.12 /11/07   7.65 / 4/07
B-2            18.16 / 6/17  17.37 / 7/16  16.72 /11/15  16.12 / 4/15
To Maturity
A-6            19.82 / 2/24  19.12 / 9/23  18.44 / 3/23  17.79 / 9/22
M-1            13.84 / 2/24  13.26 / 9/23  12.69 / 3/23  12.12 / 9/22
B-2            22.04 / 7/26  21.58 / 7/26  21.16 / 7/26  20.70 / 7/26



                        125% MHP          150% MHP         200% MHP
                      WAL/Maturity      WAL/Maturity     WAL/Maturity
To Call
A-1                    1.02 / 3/98       0.90 /12/97      0.74 / 9/97
A-2                    2.81 / 2/00       2.49 / 8/99      2.04 / 1/99
A-3                    4.74 / 3/02       4.16 / 6/01      3.31 / 3/00
A-4                    6.94 / 5/04       6.11 / 6/03      4.66 /10/01
A-5                    9.86 / 3/08       8.76 /12/06      6.86 /10/04
A-6                   15.83 / 5/14      14.40 /11/12     11.92 / 4/10
M-1                   11.01 / 5/14      10.00 /11/12      8.86 / 4/10
B-1                    7.11 / 7/06       6.40 / 7/05      5.92 / 7/04
B-2                   15.25 / 5/14      13.93 /11/12     11.98 / 4/10
To Maturity
A-6                   16.85 /10/21      15.40 / 6/20     12.83 / 5/17
M-1                   11.42 /10/21      10.41 / 6/20      9.30 / 5/17
B-2                   20.00 / 7/26      18.94 / 7/26     17.12 / 7/26


- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

        The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

        Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

        Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

supplement may be obtained by contacting the Merrill Lynch Trading Desk and
(212) 449-3659.

        Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.